UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Soliciting Material under §240.14a-12

abrdn ETFs
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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abrdn ETFs

abrdn Bloomberg All Commodity Strategy K-1 Free ETF

abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF

abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF

Dear Shareholders:

abrdn ETFs (the “Trust”) will hold a Special Meeting of Shareholders on October 27, 2022 at the offices of abrdn ETFs Advisors LLC (the “Advisor”) in Philadelphia PA (the “Meeting” or “Shareholder Meeting”) to vote on the following matters:

1.	To elect two (2) Trustees to the Board of Trustees of the Trust (the “Proposal”); and

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Proposal is discussed in greater detail in the enclosed Proxy Statement. Shareholders of each series of the Trust (each, a “Fund” and together, the “Funds”) will vote together as a group with respect to the Proposal. The Board of Trustees, including the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust or the Advisor (the “Independent Trustees”) and who comprise a majority of the Board, unanimously recommends that you vote FOR the Proposal.

Your vote is important. Shareholder meetings of the Trust do not generally occur with great frequency, so we ask that you take the time to carefully consider and vote on this important Proposal. If you do not cast your vote at this Shareholder Meeting (or an adjournment thereof), you will not have the opportunity to vote on this matter unless another shareholder meeting is held on the Proposal. Please do not hesitate to call the Funds’ proxy solicitation agent, AST Fund Solutions, LLC, at 866-751-6313 if you have any questions about this important Proposal under consideration. If you have any additional questions about the Funds, please contact your financial advisor or the Funds’ representatives at 844-383-7289 or visit www.abrdn.com/usa/etf. Thank you for taking the time to consider the Proposal and for your investment in the Funds.

I encourage you to exercise your rights with respect to the Funds by reviewing the proxy statement and then voting either through the Internet, by telephone, or by mail as soon as possible. No matter how many shares you own, your vote is important.

Sincerely,

Alan Goodson
President

September 9, 2022

abrdn ETFs

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

to be Held on October 27, 2022

1900 Market Street, Suite 200
Philadelphia, PA 19103

To Shareholders of abrdn ETFs:

Notice is hereby given that a Special Meeting (the “Meeting”) of shareholders (“Shareholders”) of abrdn Bloomberg All Commodity Strategy K-1 Free ETF, abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF, and abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF (each, a “Fund” and collectively, the “Funds”), each a series of abrdn ETFs, a Delaware statutory trust (the “Trust”), will be held at the offices of abrdn ETFs Advisors LLC (the “Advisor”), the investment adviser to the Funds, 1900 Market Street, Suite 200, Philadelphia, PA 19103 at 10:30 a.m. Eastern Time, on October 27, 2022, for the following purposes:

1.	To elect two (2) trustees to the Board of Trustees of the Trust (the “Proposal”); and

2.	To transact any other business as may properly come before the Meeting or any adjournments or postponements thereof.

After careful consideration, the Board of Trustees unanimously recommends that you vote FOR the Proposal.

You are entitled to vote at the Meeting, or any adjournment(s), postponement(s) or delay(s) thereto, if you owned shares of a Fund at the close of business on September 1, 2022 (the “Record Date”), even if you no longer own those shares. Shareholders of each Fund will vote together as a group with respect to the election of each nominee as Trustee of the Trust. You may revoke your proxies or voting instructions at any time before they are exercised at the Meeting by executing and submitting a revised proxy, by giving written notice of revocation to the relevant Fund or by voting in person at the Meeting (merely attending the Meeting, however, will not revoke any previously submitted proxy).

YOUR VOTE IS IMPORTANT - PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Meeting. If you attend the Meeting, you may vote your shares in person. If your Fund shares are held in “street name” (i.e., in the name of your broker dealer) by your broker dealer, you will need to obtain a “legal proxy” from your broker dealer and present it at the Meeting in order to vote your shares in person. However, we urge you, whether or not you expect to attend the Meeting, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet. We ask your cooperation in voting your proxy promptly.

If you should have any questions regarding the enclosed proxy material or need assistance in voting your shares, please call the proxy solicitor, AST Fund Solutions, LLC, at 866-751-6313.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on October 27, 2022

The Proxy Statement is available on the internet at: https://vote.proxyonline.com/aberdeen/docs/abrdnetfs2022.pdf and on the Funds’ website at www.abrdn.com/usa/etf.

By order of the Board of Trustees of the Funds.

Megan Kennedy

Secretary

abrdn ETFs

September 9, 2022

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL AT THE MEETING OF THE FUNDS.

QUESTIONS AND ANSWERS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the Shareholder vote. The information provided in this section is qualified in its entirety by reference to the Proxy Statement. Your vote is important.

Q.	What am I being asked to vote “FOR” at the Meeting?

A.	At the Meeting, you are being asked to vote on the following Proposal: to elect two (2) Trustees to the Board of Trustees of the Trust (the “Board” or “Trustees”).

The Board, including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust or the Advisor (the “Independent Trustees”), has approved the Proposal, believes the Proposal is in the best interests of each Fund and its Shareholders, and unanimously recommends that you approve the Proposal.

Q.	Why am I being asked to elect Trustees?

A.	The Funds are governed by the 1940 Act. As a general matter, the 1940 Act permits the boards of trustees or directors of registered investment companies, such as the Funds, to fill vacancies without shareholder vote only so long as at least two-thirds of the trustees would have been elected by Shareholders after the appointments. The Board currently consists of three Trustees, all of whom are Independent Trustees, and two of whom were elected by Shareholders. As a result, any new Trustee of the Trust must be elected by Shareholders.

Shareholders are being asked to elect each of Rose DiMartino and Christopher Demetriou as Trustees of the Trust. Mr. Demetriou does not currently serve as a Trustee of the Trust and, if elected, would be considered an “interested person” (as defined in the 1940 Act) of the Funds (“Interested Trustee”) because of his position with an affiliate of the Advisor.

Ms. DiMartino, a current member of the Board, was appointed as a Trustee of the Trust on September 13, 2021, but was not elected by Shareholders. Ms. DiMartino is an Independent Trustee. Shareholders are also being asked to elect Ms. DiMartino so that the entire Board will have been elected by Shareholders. The proposed election of Ms. DiMartino and Mr. Demetriou follows the departure of two Trustees in recent years: (i) on January 25, 2021, Stephen O’Grady, an Independent Trustee of the Trust, passed away; and (ii) on March 31, 2022, Bev Hendry, an Interested Trustee of the Trust, retired.

The Board believes the replacement of Mr. Hendry with Mr. Demetriou, who is a Vice President of the Trust and Chief Executive Officer – UK, EMEA and Americas at abrdn, is appropriate. Further, the Board believes its decision to elect Rose DiMartino, a Partner (1991 – 2017) and Senior Counsel (2017 – 2019) in the asset management department at the law firm of Willkie Farr & Gallagher LLP, was also appropriate and will help to ensure the Board continues to include a variety of complementary perspectives and experience.

The Board believes that it is in the Shareholders’ best interest to have a Board that is entirely composed of elected Trustees. The Board also believes it is a good governance practice for a majority of the members of the Board to be Independent Trustees. Accordingly, the Board proposes that Shareholders elect Ms. DiMartino and Mr. Demetriou to the Board so as to have a Board made up of members all of whom have been elected by Shareholders and a super-majority (75%) of whom are Independent Trustees.

Q.	What happens if the Trustees are not elected by Fund Shareholders?

A.	If neither Ms. DiMartino nor Mr. Demetriou is elected at the Meeting, Ms. DiMartino will remain the Board’s appointed Independent Trustee, and the Board will consider what further action is in the best interests of the Funds and their Shareholders, including the resubmission of the Trustee election proposals to Shareholders. If Ms. DiMartino is elected, but Mr. Demetriou is not, the Board will select Mr. Demetriou to serve as the Board’s appointed Interested Trustee along with the three elected Independent Trustees. If Mr. Demetriou is elected, but Ms. DiMartino is not, Ms. DiMartino will continue to serve as the Board’s appointed Independent Trustee along with three elected Trustees.

Q.	Will the Funds pay for this proxy solicitation?

A.	Yes. All the cost of preparing, printing and mailing the Proxy Statement, and related materials, and the cost to solicit shareholder votes will be allocated among the Funds, typically on the basis of their relative net assets. The Funds will also reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Proxy Statement and proxy materials to the Funds’ beneficial owners.

Q.	Why are you sending me this information?

A.	You are receiving these proxy materials because you owned shares of a Fund as of the close of business on September 1, 2022 (the “Record Date”) and have the right to vote on this very important Proposal concerning your investment.

Q.	How does the Board recommend that I vote?

A.	After careful consideration, the Board unanimously recommends that you vote FOR the Proposal.

Q.	Will my vote make a difference?

A.	Yes. Every vote is important and we encourage all Fund Shareholders to participate in the governance of the Funds no matter how many shares they own. Additionally, your immediate response on the enclosed proxy card or by telephone or Internet may help save the costs of further solicitations.

Q.	Who is entitled to vote?

A.	If you owned shares of a Fund as of the Record Date, you are entitled to participate in the vote for your Fund even if you no longer own shares of the Fund.

Q.	How do I vote my shares?

A.	For your convenience, there are several ways you can vote:

By Mail:	Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;
By Telephone:	Call the number printed on the enclosed proxy card(s);
By Internet:	Access the website address printed on the enclosed proxy card(s); or
In Person:	Attend the Meeting as described in the Proxy Statement.

We encourage you to vote via the Internet or telephone using the control number on the enclosed proxy card or voting instruction card, because these methods save the most money (since they require no return postage). If you would like to change your previous vote, you may vote again using any of the methods described above.

Important Information Regarding Meeting Attendance

Due to health and safety considerations related to COVID-19, the number of Shareholders who may attend the Meeting in person may be limited and in-person attendance will require compliance with any then-applicable governmental requirements or recommendations or facility requirements. These requirements may include the use of face coverings, proof of vaccination or a negative COVID-19 test result, and maintaining appropriate social distancing. In light of public health considerations, the Funds may change the location of the meeting or may hold the meeting through a “virtual” or online method. The Funds plan to announce any such updates through www.vote.proxyonline.com, and to file the announcement as definitive additional soliciting material on the Securities and Exchange Commission’s EDGAR website.

For information concerning the applicable facility and other requirements or information concerning the location or in-person status of the meeting, please visit www.vote.proxyonline.com. We encourage you to check this website for updates prior to the meeting, including on the day prior to the scheduled Meeting date, if you plan to attend to attend the Meeting in person.

Q.	What vote is required to approve the Proposal?

A.	Approval of each nominee at the Meeting requires the affirmative vote of a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote for the election of the Trustees.

Your vote makes a difference. If many Shareholders like you fail to vote their proxies, a Fund may not receive enough votes to go forward with the Meeting, and additional costs will be incurred to solicit additional proxies.

Q.	What happens if I sign and return my proxy card but do not mark my vote?

A.	Your proxy will be voted FOR the proposal.

Q.	May I revoke my proxy?

A.	You may revoke your proxy at any time before it is exercised at the Meeting by giving notice of your revocation to the Funds in writing, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person (merely attending the Meeting, however, will not revoke any previously submitted proxy).

Q.	Who are the principal Shareholders of each Fund?

A.	The principal Shareholders of each Fund are set forth in Annex A to this Proxy Statement.

Q.	How can I obtain a copy of the Funds’ annual report?

A.	If you would like to receive a copy of the latest annual report for the Funds, please call the Funds’ representatives at 844-383-7289 or visit www.abrdn.com/usa/etf. You may also obtain the report by writing to the Funds at abrdn ETFs, c/o ALPS Distributors, Inc., at 1290 Broadway, Suite 1000, Denver, Colorado 80203. The report will be furnished free of charge.

Q.	Whom should I call for additional information about this Proxy Statement?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call the Funds’ proxy solicitor, AST Fund Solutions, LLC at 866-751-6313.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid any delay involved in validating your vote if you fail to sign your proxy card(s) properly.

1.	Individual Account: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Account: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Account
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Account
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Account
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

abrdn ETFs

1900 Market Street, Suite 200
Philadelphia, PA 19103

PROXY STATEMENT

FOR SPECIAL MEETING OF SHAREHOLDERS

to be held on October 27, 2022

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (“Board”) of abrdn Bloomberg All Commodity Strategy K-1 Free ETF, abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF, and abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF (each, a “Fund” and collectively, the “Funds”), each a series of abrdn ETFs, a Delaware statutory trust (the “Trust”), to be used at a special meeting of shareholders (the “Shareholders”), to be held at the offices of abrdn ETFs Advisors LLC (the “Advisor”), 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, on Friday, October 27, 2022, at 10:30 a.m. (Eastern time) and at any adjournment(s), postponement(s) or delay(s) thereof (such meeting and any adjournment(s), postponement(s) or delay(s) being referred to as the “Meeting”). A Notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement.

The solicitation of proxies is made primarily by each Fund by the mailing on or about September 9, 2022 of the accompanying Notice of Special Meeting of Shareholders, this Proxy Statement, and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees of the Trust and officers, employees and agents of the Advisor and/or its affiliates and by AST Fund Solutions, LLC (“AST” or the “Proxy Solicitor”), the firm that has been engaged to assist in the solicitation of proxies. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, facsimile or other electronic means.

At the Meeting, Shareholders of the Funds are being asked to vote on the following matters:

1.	To elect two (2) Trustees to the Board of Trustees of the Trust (the “Proposal”).

2.	To transact any other business as may properly come before the Meeting.

Shareholders of each Fund will vote together as a group with respect to the Proposal. The Board has set the close of business on September 1, 2022 as the record date (the “Record Date”) for the Meeting, and only Shareholders of record on the Record Date, including Shareholders that no longer own shares of a Fund, will be entitled to vote on the Proposal at the Meeting. Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections titled “General Information” and “Voting Information.” After careful consideration, the Board unanimously recommends that Shareholders vote “FOR” the Proposal.

Copies of the Funds’ most recent annual and semi-annual reports have previously been distributed to Shareholders. This Proxy Statement should be read in conjunction with the annual and semi-annual reports. To request a copy of the Proxy Statement or a report, please call (866-751-6313 for proxy materials) or 844-383-7289 (for reports), write to the Trust at abrdn ETFs, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203, or visit the Funds’ website at www.abrdn.com/usa/etf (for reports or proxy materials). You may also call for information on how to obtain directions to be able to attend the Meeting in person.

PROPOSAL: ELECTION OF TRUSTEES OF THE TRUST

Background

The Funds are governed by the Investment Company Act of 1940, as amended (the “1940 Act”). As a general matter, the 1940 Act permits the boards of trustees or directors of registered investment companies, such as the Funds, to appoint new trustees to fill vacancies without Shareholder vote only so long as at least two-thirds of the trustees would have been elected by shareholders after the appointments. The Board currently consists of three Trustees, all of whom are not “interested persons” of the Trust or the Advisor as defined in the 1940 Act (each, an “Independent Trustee” and collectively, the “Independent Trustees”), and two of whom were elected by Shareholders. As a result, any new Trustee of the Trust must be elected by Shareholders.

The purpose of the Proposal is to elect two (2) Trustees to the Board of Trustees for the Trust. At a meeting held on March 15, 2022, the Trust’s Nominating Committee nominated and recommended that the Board of Trustees nominate Rose DiMartino and Christopher Demetriou for election as Trustees. At a meeting held on March 15, 2022, the Board of Trustees voted to recommend each of these nominees (each a “Nominee” and together, the “Nominees”) to Shareholders for election as Trustees.

Mr. Demetriou does not currently serve as a Trustee of the Trust and, if elected, would be considered an Interested Trustee because of his position with an affiliate of the Advisor. Ms. DiMartino, a current member of the Board, was appointed as a Trustee of the Trust on September 13, 2021, but was not elected by Shareholders. Ms. DiMartino is an Independent Trustee. Shareholders are also being asked to elect Ms. DiMartino so that the entire Board of Trustees will have been elected by Shareholders. Having all Trustees elected or re-elected by the Shareholders at this time facilitates the appointment of future Trustees by the Board should it become necessary, as long as two-thirds of the resulting Board were elected by Shareholders.

The current Proposal to elect Ms. DiMartino and Mr. Demetriou as Trustees follows the departure of two Trustees in recent years: On January 25, 2021, Stephen O’Grady, an Independent Trustee of the Trust, passed away, and on March 31, 2022, Bev Hendry, an Interested Trustee of the Trust, retired.

It is intended that the persons named as proxies will vote in favor of the election of the two (2) Nominees, unless such authority has been withheld. Should a Nominee be elected, the Nominee’s term of office will be until his or her death, resignation, retirement or removal. If a Nominee should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxies will vote for such other persons as the Board may recommend. The required vote is discussed below in “Other Information—Required Vote.” None of the Nominees are related to each other. If the Nominees are not elected by Shareholders, each of the current Trustees will continue to serve until the earlier of his or her death, resignation, retirement or removal.

Information about the Nominees

Set forth below are the names of the Nominees together with certain information about them. The address of each Nominee is c/o abrdn ETFs Advisors, LLC, 1900 Market Street, Suite 200, Philadelphia, PA 19103.

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Registered Investment Companies (“Registrants”) consisting of Investment Portfolios (“Portfolios”) in Fund Complex Overseen by Nominee(2)	Other Directorships Held by Nominee During Past 5 Years(3)
Nominee for Independent Trustee
Rose DiMartino (1952)	Trustee, 2021 – present	Retired since 2019. Partner (1991 – 2017) and Senior Counsel (2017 – 2019) at the law firm of Willkie Farr & Gallagher LLP.	1 Registrant consisting of 3 Portfolios	None.
Nominee for Interested Trustee
Christopher Demetriou† (1962)	Nominee; Vice President, 2020 – Present	Currently, Chief Executive Officer – UK, EMEA and Americas for abrdn. Mr. Demetriou joined abrdn in 2013, as a result of the acquisition of SVG Capital, a FTSE 250 private equity investor based in London.	None.	None.

(1)	Each Trustee serves during the lifetime of the Funds or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed, and until the election and qualification of his or her successor. Each Officer is elected by and serves at the pleasure of the Board with no set term.

(2)	As of the date of this Proxy Statement, the Fund Complex consists of: abrdn Income Credit Strategies Fund, abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., abrdn Japan Equity Fund, Inc., The India Fund, Inc., abrdn Global Dynamic Dividend Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Global Infrastructure Income Fund, abrdn Funds (which consists of 19 Portfolios) and abrdn ETFs (which consists of 3 Portfolios).

(3)	Current directorships (excluding Fund Complex) held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

†	Mr. Demetriou is considered to be an “interested person” of the Funds as defined in the 1940 Act because of his affiliation with the Advisor.

Relevant Business and Mutual Fund Experience of the Nominees for Trustee

Independent Trustee

Rose DiMartino: Ms. DiMartino has served as a Trustee of the Trust since 2021. She also serves on the Trust’s Nominating Committee and Audit Committee. She was previously a Partner (1991 – 2017) and Senior Counsel (2017 – 2019) in the asset management department at the law firm of Willkie Farr & Gallagher LLP. Ms. DiMartino has over 30 years of experience counseling registered investment companies and their advisers in all aspects of fund organization and operation.

Interested Trustee

Christopher Demetriou: Mr. Demetriou has served as a Vice President of the Trust since 2020. Mr. Hendry is an experienced business and finance executive who has served as the Chief Executive Officer – UK, EMEA and Americas at abrdn since 2021. He previously held the position of CEO – Americas (2018-2021), Deputy CEO – Americas (2016-2018), CFO – Americas (2016), and Head of Finance – Americas (2014-2016). Mr. Demetriou joined abrdn in 2013, as a result of the acquisition of SVG Capital, a FTSE 250 private equity investor based in London, where he had been a Group Financial Controller since 2010. Prior to SVG, Mr. Demetriou was an Assistant Manager at Ernst & Young LLP from 2006 to 2010.

Board Leadership Structure and Risk Oversight

Board Responsibilities. The Board is responsible for overseeing the management and affairs of the Funds and the Trust. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Trust. Like most ETFs, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the Funds’ investment advisor and sub-advisor (referred to together herein as the “Advisors”), distributor and administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or the Funds. Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers to the Funds employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Funds to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Advisor is responsible for the management and administration of the Trust, the Funds, and the Subsidiaries) and, consequently, for managing the risks associated with that activity.

The Board’s role in risk management oversight begins before the inception of a Fund, at which time the Fund’s Advisor presents the Board with information concerning the investment objective, strategies and risks of the Fund. Additionally, a Fund’s Advisor provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the Fund’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the Fund and its service providers, including the Trust’s Chief Compliance Officer (“CCO”) and the Fund’s independent registered public accountants. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Advisors and receives information about those services at its regular meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew the investment advisory and sub-advisory agreements with the Advisors, the Board meets with the Advisors to review such services. Among other things, the Board regularly considers the Advisors’ adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s performance and investments.

The Trust’s CCO meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s CCO provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Advisors. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation and other matters. Annually, an independent registered public accounting firm reviews with the Audit Committee its audit of the Trust’s financial statements, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls.

The Board recognizes that not all risks that may affect a Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to a Fund, it may not be made aware of all of the relevant information of a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Funds’ Advisors and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Members of the Board and Officers of the Trust

There are currently three members of the Board, none of whom are Independent Trustees. William M. Thomas, an Independent Trustee, serves as Chairperson of the Board. The Board of Trustees has two standing committees: the Audit Committee and Nominating Committee. Both the Audit Committee and the Nominating Committee are chaired by an Independent Trustee and are comprised solely of Independent Trustees. The Audit Committee chair presides at the Committee meetings, participates in formulating agendas for Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Committee as set forth in its Board-approved charter. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees constitute at least 75% of the Board, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of Funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management. The Board met five (5) times during the fiscal year ended December 31, 2021. Each current Trustee attended at least seventy-five percent of the aggregate number of meetings of the Board and any Committee of which he or she was a member during the last fiscal year.

Set forth below are the names, ages, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust who are not Nominees, as well as information about each officer (the descriptions for Ms. DiMartino and Mr. Demetriou, as Nominees, are included above under “Information about the Nominees”). The business address of each Trustee and officer is c/o abrdn ETFs, 1900 Market Street, Suite 200, Philadelphia, PA 19103. abrdn Inc., its parent company, abrdn plc, and its advisory affiliates (including the Advisor) are collectively referred to as “abrdn” in the tables below.

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Registered Investment Companies (“Registrants”) consisting of Investment Portfolios (“Portfolios”) Overseen in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee During Past 5 Years(3)
Independent Trustees Who are not Nominees
William M. Thomas** (1962)	Trustee, 2014 – present; Chairperson, February 2021 – Present	President of Wedgewood Partners, Inc. (August 2015 – Present).	1 Registrant consisting of 3 Portfolios	Trustee of ASYMmetric ETFs Trust since January 2021.
John Sievwright* (1955)	Trustee, 2018 – present	Non-Executive Director of Burford Capital Ltd (since May 2020) (provider of legal finance, complex strategies, post-settlement finance and asset management services and products) and Revolut Limited, a UK-based digital banking firm (since August 2021). Previously he was a Non-Executive Director for the following UK companies: NEX Group plc (2017-2018) (financial); and ICAP plc (2009-2016) (financial).	6 Registrants consisting of 8 Portfolios	None.

Name and Year of Birth	Position(s) Held with Trust	Term of Office(4) and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Officers of the Trust
Christopher Demetriou (1983)	Vice President	Since 2020	See the description of Christopher Demetriou’s experience above under “Information About the Nominees.”
Steven Dunn (1969)	Vice President	Since 2018	Currently, Head of Exchange- Traded Funds for abrdn Inc. Mr. Dunn served as Executive Director, Head of U.S. for the Advisor from September 2015 through abrdn Inc.’s acquisition of the Advisor from ETF Securities in April 2018.
Sharon Ferrari (1977)	Vice President	Since 2022	Currently, Senior Product Manager, Product Management US for abrdn Inc. Ms. Ferrari joined abrdn Inc. as a Senior Fund Administrator in 2008.
Alan Goodson (1974)	President	President (2022 – present), Previously, Vice President (2018-2022)	Currently, Director, Vice President and Head of Product & Client Solutions – Americas, overseeing Product Management and Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.
Heather Hasson (1982)	Vice President	Since 2022	Currently, Senior Product Manager, Product Management US for abrdn Inc. Ms. Hasson joined abrdn Inc. as a Fund Administrator in 2006.
Robert Hepp (1986)	Vice President	Since 2022	Currently, Senior Product Governance Manager, Product Governance US at abrdn Inc. Mr. Hepp joined abrdn Inc. in 2016.
Megan Kennedy (1974)	Secretary and Vice President	Since 2018	Currently, Senior Director, Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. as a Senior Fund Administrator in 2005.
Andrew Kim (1983)	Vice President	Vice President (2022 – present), Previously, Assistant Secretary (2020 – 2022)	Currently, Senior Product Governance Manager, Product Governance US for abrdn Inc. Mr. Kim joined abrdn Inc. in August 2013.

Name and Year of Birth	Position(s) Held with Trust	Term of Office(4) and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Brian Kordeck (1978)	Assistant Treasurer	Since 2018	Currently, Senior Product Manager, Product Management US for abrdn Inc. Mr. Kordeck joined abrdn Inc. as a Senior Fund Administrator in 2013.
Michael Marsico (1980)	Vice President	Since 2022	Currently, Senior Product Manager, Product Management US for abrdn Inc. Mr. Marsico joined abrdn as a Senior Fund Administrator in 2014.
Andrea Melia (1969)	Principal Financial Officer and Treasurer	Since 2018	Currently, Vice President and Senior Director, Product Management and Vice President for abrdn Inc. Ms. Melia joined abrdn Inc. in September 2009.
Adam Rezak (1969)	Chief Compliance Officer and Vice President	Since 2014	Currently, Chief Compliance Officer – ETFs for abrdn Inc. Mr. Rezak served as Chief Compliance Officer of the Advisor from July 2014 through abrdn Inc.’s acquisition of the Advisor from ETF Securities in April 2018.
Lucia Sitar (1971)	Vice President	Since 2018	Currently, Vice President and Head of Product Management and Governance for abrdn Inc. since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for abrdn Inc. Ms. Sitar joined abrdn Inc. as U.S. Counsel in July 2007.

*	Chair of the Audit Committee.

**	Chair of the Nominating Committee.

(1)	Each Trustee serves during the lifetime of the Funds or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed, and until the election and qualification of his or her successor.

(2)	As of the date of this Proxy Statement, the Fund Complex consists of: abrdn Income Credit Strategies Fund, abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., abrdn Japan Equity Fund, Inc., The India Fund, Inc., abrdn Global Dynamic Dividend Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Global Infrastructure Income Fund, abrdn Funds (which consists of 17 Portfolios) and abrdn ETFs (which consists of 3 Portfolios).

(3)	Current directorships (excluding Fund Complex) held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

(4)	Elected by and serves at the pleasure of the Board with no set term.

Board Committees

The Board has established the following standing committees:

Audit Committee. The Board has a standing Audit Committee that is composed of each Independent Trustee of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each Fund’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by each Fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing each Fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firm’s report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with each Fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each Fund’s financial statements; and other audit related matters. The Audit Committee also acts as the Trust’s qualified legal compliance committee. The Audit Committee met two (2) times during the fiscal year ended December 31, 2021.

Nominating Committee. The Board has a standing Nominating Committee that is composed of each Independent Trustee of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust’s Board, if any. The Nominating Committee will consider nominees recommended by Shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees take into account any proposals for candidates that are properly submitted to the Trust’s Secretary. Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust’s Secretary at attn: Secretary, abrdn ETFs, 1900 Market Street, Suite 200, Philadelphia, PA 19103, which includes the following information: (i) name and address of Shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence. The Nominating Committee shall assess Shareholder nominees in the same manner it reviews its own nominations. The Nominating Committee met two (2) times during the fiscal year ended December 31, 2021.

Additional Information about the Board

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ Shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below (the descriptions for Ms. DiMartino and Mr. Demetriou are included above under “Relevant Business and Mutual Fund Experience of the Nominees for Trustee”).

The Trust has concluded that Mr. Thomas should serve as Trustee of the Funds because of the experience he has gained as chief executive officer of a firm specializing in financial services, his experience in and knowledge of the financial services industry generally, and his service as chairman for another ETF family.

The Trust has concluded that Mr. Sievwright should serve as Trustee of the Funds because of the experience he has gained as a senior vice president and chief operating officer of the international unit of a prominent financial services firm, his experience holding various senior management positions in banking, his service as a director of other registered investment companies, and his experience and knowledge of the financial services industry generally.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s and Nominee’s “beneficial ownership” of shares of the Funds and of the abrdn Family of Investment Companies as of September 1, 2022. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of September 1, 2022, the Trustees and officers of the Trust collectively own less than 1% of the outstanding shares of a Fund.

Name of Trustee	Fund/Dollar Range of Equity Securities Owned[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[2]
Nominee for Interested Trustee
Christopher Demetriou[3]	None	None
Nominee for Independent Trustee
Rose DiMartino[4]	abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF / $10,001 - $50,000	$10,001 - $50,000
Independent Trustees
John Sievwright	None	Over $100,000
William M. Thomas	abrdn Bloomberg All Commodity Strategy K-1 Free ETF / $10,001 - $50,000	$10,001 - $50,000

[1]	Values based on Trustees’ ownership as of September 1, 2022.
[2]	“Family of Investment Companies” means those registered investment companies that are advised by the Advisor or an affiliate of the Advisor and that hold themselves out to investors as related companies for purposes of investment and investor services.
[3]	Did not serve as a Trustee of the Trust as of September 1, 2022.
[4]	Ms. DiMartino was appointed as a Trustee of the Trust effective September 13, 2021.

Board Compensation. The table below sets forth the compensation earned by each Trustee (paid by the Advisor) for services to the Trust and the Fund Complex (as defined below) for the fiscal year ended December 31, 2021.

Name of Trustee	Aggregate Compensation for Services to the Trust*	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Funds and Fund Complex[1]
Interested Trustee
Bev Hendry[2]	None	None	None	None
Independent Trustees
Stephen O’Grady[3]	$1,736	None	None	$1,736
William M. Thomas	$25,000	None	None	$25,000
John Sievwright	$25,000	None	None	$151,628
Rose DiMartino[4]	$6,250	None	None	$6,250

*	Paid for by the Advisor.

[1]	As of December 31, 2021, the Fund Complex consists of: abrdn Income Credit Strategies Fund, abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., abrdn Japan Equity Fund, Inc., The India Fund, Inc., abrdn Global Dynamic Dividend Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Global Infrastructure Income Fund, abrdn Funds consisting of 17 Portfolios) and abrdn ETFs (consisting of 3 Portfolios).

[2]	Mr. Hendry retired as a Trustee of the Trust effective March 31, 2022.

[3]	Mr. O’Grady no longer served as a Trustee of the Trust effective January 25, 2021.

[4]	Ms. DiMartino was appointed as a Trustee of the Trust effective September 13, 2021.

Independent Registered Public Accounting Firm

At a regular meeting of the Board on December 13, 2021, the Board selected and approved Cohen & Company, Ltd. (“Cohen”) to serve as the Trust’s Independent Auditors for the fiscal year ending December 31, 2022. Representatives from Cohen are not expected to be present at the Meeting to make a statement or respond to questions from Shareholders. If requested by any Shareholder by two (2) business days before the Meeting, a representative of Cohen will be present by telephone at the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she chooses to do so. Cohen is located at 1350 Euclid Ave, Cleveland, OH 44115.

The following tables set forth the aggregate fees billed for professional services rendered to the Trust, with respect to the Funds, by Cohen for the fiscal years ended December 31, 2021 and December 31, 2020.

Fiscal Year Ended	(a) Audit Fees[1]	(b) Audit-Related Fees[2]	(c) Tax Fees[3]	(d) All Other Fees[4]
December 31, 2021	$64,400	$0	$23,200	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%
December 31, 2020	$46,000	$0	$24,000	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Registrant’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements. These services include the audits of the financial statements of the Registrant, issuance of consents and assistance with review of documents filed with the SEC.

[2]	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: federal and state income tax returns, review of excise tax distribution calculations and federal excise tax return.

[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

[5]	Pre-approval exception under Rule 2-01 of Regulation S-X. The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

In accordance with the Trust’s Audit Committee Charter, the Audit Committee is responsible for pre-approving any engagement of Cohen to provide audit and non-audit services to the Trust. The Audit Committee is also responsible for pre-approving non-audit services provided by Cohen to the Advisor or any affiliate of the Advisor that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust. All of the services described in the tables above were pre-approved by the Trust’s Audit Committee.

The Audit Committee will periodically consider whether Cohen’s receipt of non-audit fees, if any, from the Advisor, and all entities controlling, controlled by, or under common control with the Advisor that provide services to the Funds, is compatible with maintaining the independence of Cohen. The aggregate fees billed by Cohen for non-audit services rendered to the Funds, the Advisor, and any entities controlling, controlled by, or under common control with the Advisor that provide ongoing services to the Funds for the fiscal years ended December 31, 2021 and December 31, 2020 were $0.

Legal Proceedings

There are currently no pending material legal proceedings to which any Trustee or nominee for Trustee or affiliated person of such Trustee or nominee is a party adverse to the Funds or any of their affiliated persons or has a material interest adverse to the Funds or any of their affiliated persons.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” EACH NOMINEE LISTED UNDER THE PROPOSAL.

GENERAL INFORMATION

Other Information

Since the beginning of each Fund’s most recently completed fiscal year, no Trustee has purchased or sold securities exceeding 1% of the outstanding securities of any class of the Advisor, abrdn plc or its subsidiaries, or Vident Investment Advisory, LLC (the “Sub-Adviser”) or its parent or subsidiaries.

As of the date of this Proxy Statement, no Independent Trustee or any of their immediate family members owned beneficially or of record any class of securities of the Advisor, the Sub-Adviser or any person controlling, controlled by or under common control with any such entity.

The officers of the Trust are officers and employees of the Advisor and/or its affiliates and may own interests in abrdn plc.

Other Service Providers

ALPS Distributors, Inc. serves as the distributor of Creation Units for the Funds on an agency basis but does not maintain a secondary market in Fund shares. The Distributor’s principal address is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Effective April 1, 2021, abrdn Inc. (“Administrator” or “abrdn Inc.”) serves as the Funds’ administrator, and State Street Bank and Trust Company (“State Street”) serves as sub-administrator, custodian and transfer agent for the Funds. Prior to April 1, 2021, JPMorgan Chase Bank, N.A. (“JPMorgan”) served as administrator, custodian and transfer agent for the Funds. The Administrator, an affiliate of the Funds’ Advisor, is located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103.

Payment of Solicitation Expenses

All the cost of preparing, printing and mailing the Proxy Statement, and related materials, and the cost to solicit shareholder votes will be allocated among the Funds, typically on the basis of their relative net assets. The Funds have engaged AST, a professional proxy solicitation firm, to assist in the solicitation of proxies for each Fund, at an estimated cost of $110,000 (inclusive of estimated intermediary expenses in forwarding solicitation material to Shareholders), plus any out-of-pocket expenses. Among other things, Proxy Solicitor will be: (i) required to maintain the confidentiality of all Shareholder information; (ii) prohibited from selling or otherwise disclosing Shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws. The Funds will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to Shareholders, the cost of which is included in the estimate above.

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Shareholder, unless each Fund has received contrary instructions from one or more of the household’s Shareholders. If a Shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to Shareholders sharing an address, please contact the proxy solicitation agent, AST, at 866-751-6313, the Funds’ representatives at 844-383-7289 or by writing to the Fund at c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Other Business

The Trustees do not intend to bring any matters before the Meeting other than the Proposal described in this Proxy Statement, and the Trustees are not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment(s), postponement(s) or delays thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Shareholder Communications with Board of Trustees

Shareholders may mail written communications to the Board, to committees of the Board, or to specified individual Trustees in care of the Secretary of each Fund, c/o abrdn ETFs Advisors LLC, 1900 Market Street, Suite 200 Philadelphia, Pennsylvania 19103. All Shareholder communications received by the Secretary will be forwarded promptly to the Board, the relevant Board’s committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a Shareholder communication should not be so forwarded if it does not reasonably relate to each Fund or its operations, management, activities, policies, service providers, Board, officers, Shareholders or other matters relating to an investment in each Fund or is purely ministerial in nature.

Submission of Certain Shareholder Proposals

The Funds are not required to hold annual Shareholder meetings. Because the Funds do not hold regular meetings of Shareholders, the anticipated date of the next Shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any subsequent meeting of Shareholders, a Shareholder proposal must be received by the Trust, c/o abrdn ETFs Advisors LLC, 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, a reasonable time before the proxy statement for the meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on October 27, 2022

The Proxy Statement is available on the internet at: https://vote.proxyonline.com/aberdeen/docs/abrdnetfs2022.pdf and on the Funds’ website at www.abrdn.com/usa/etf.

Reports to Shareholders and Financial Statements

The Funds’ annual report to Shareholders, including their financial statements, has previously been sent to Shareholders. Upon request, the Funds’ most recent annual report can be obtained at no cost, and is available upon request, without charge, by writing to abrdn ETFs, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203, by visiting the Funds’ website at www.abrdn.com/usa/etf or by calling 844-383-7289.

To avoid sending duplicate copies of materials to households, the Funds mail only one copy of each report to Shareholders having the same last name and address on the Funds’ records, unless the Funds have received contrary instructions from Shareholders. If you want to receive multiple copies of these materials or request householding in the future, you may contact the Funds at abrdn ETFs, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203 or by telephone at 844-383-7289. Individual copies of any Shareholder reports will be sent to you within thirty (30) days after the Funds receive your request to stop householding.

VOTING INFORMATION

Voting Rights

Only Shareholders of record of each Fund on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof. As of the close of business on the Record Date, the following number of shares of beneficial interest were outstanding.

abrdn Bloomberg All Commodity Strategy K-1 Free ETF	38,400,001
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	8,100,001
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF	1,275,000

Information regarding the principal holders and control persons of the Funds is provided in Appendix A.

Each proxy solicited by the Board of Trustees that is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Funds’ Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person (merely attending the Meeting, however, will not revoke any previously submitted proxy). Any letter of revocation or later-dated proxy must be received by each Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on the Proposal will be deemed to be an instruction to vote such shares in favor of the applicable proposal.

Required Vote

The presence in person or by proxy of one-third of the outstanding shares of the Trust constitutes a quorum.

Approval of each Nominee in the Proposal requires, when a quorum is present, the affirmative vote of a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote for the election of the Trustees. A plurality vote means that the person receiving the highest number of votes will be elected, regardless of whether that person receives a majority of the votes cast. Therefore, the nominee will be elected as Trustee if he receives more “FOR” votes than any other nominee (even if the nominee receives less than a majority of the votes cast), provided a quorum is present. Under a plurality vote, the majority of Fund Shareholders could withhold approval of the nominee’s election, but if quorum is present, the nominee could be elected with a single “FOR” vote, so long as no other nominee receives any “FOR” votes.

Attending the Meeting

If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a Shareholder of record of a Fund on the Record Date, in order to gain admission you may be asked to show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a broker, bank or other intermediary, in order to gain admission you may be asked to show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other intermediary you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other intermediary and present it at the Meeting. You may contact the Funds at 866-751-6313 to obtain directions to the site of the Meeting.

Quorum; Adjournment

The presence in person or by proxy of one-third of the outstanding shares of the Trust constitutes a quorum for the transaction of business by Shareholders at the Meeting. In the event a quorum is present at the Meeting, but sufficient votes to approve a proposal have not been received, the holders of a majority of the Shares voted in person or by proxy at the Meeting may adjourn the Meeting to permit further solicitation of proxies. A Shareholder vote may be taken on one or more of the proposals prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

Should Shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Proxy Solicitor at 866-751-6313 (toll-free). Representatives are available Monday through Friday, 9:00 a.m. Eastern time to 10:00 p.m. Eastern time and Saturday, 12:00 p.m. Eastern time to 6:00 p.m. Eastern time.

APPENDIX A

Control Persons and Principal Holders of Securities. A person who beneficially owns, directly or indirectly, 25% or more of the voting securities of a Fund may be deemed to “control” (as defined in the 1940 Act) that Fund, and may be able to exercise a controlling influence over any matter submitted to Shareholders of that Fund. Although the Trust generally does not have information concerning the beneficial ownership of shares held in the names of DTC Participants, as of September 1, 2022, the name, address and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding Shares of each Fund is set forth in the table below. As of September 1, 2022, the Advisor or its affiliates owned approximately 78.43% of the outstanding shares of the abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF, which is included in the percentage ownership of Citigroup in the table below. Accordingly, the Advisor and its affiliates may be deemed to “control” the abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF as of that date.

To the knowledge of the Trust’s management, as of September 1, 2022, the officers and Trustees of the Trust, as a group, beneficially owned less than one percent of each Fund’s outstanding shares.

Fund Name	Participant Name and Address	Percentage of Ownership
abrdn Bloomberg All Commodity Strategy K-1 Free ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	16.41%
	Wells Fargo Bank, N.A. 420 Montgomery Street San Francisco, CA 94104	13.45%
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	10.46%
	Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	9.29%
	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dive Jacksonville, FL 32246	8.82%
	SEI Private Trust Company c/o GWP 1 Freedom Valley Drive Oaks, PA 19456	7.95%
	TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	6.83%
	Morgan Stanley Smith Barney LLC 1585 Broadway Avenue New York, NY 10036	5.76%

A-1

Fund Name	Participant Name and Address	Percentage of Ownership
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	34.40%
	TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	31.03%
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	16.27%
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF	Citigroup 480 Washington Blvd Jersey City, NJ 07310	79.53%

A-2

APPENDIX B: NOMINATING COMMITTEE CHARTER

ABRDN ETFS

Nominating Committee Charter

I.	THE COMMITTEE

The Nominating Committee (the “Committee”) of abrdn ETFs (the “Trust” shall be composed of at least two members, each of whom is a Trustee who is not an “interested person” of the Trust (“Independent Trustee”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). The Board shall appoint the members of the Committee and shall designate one member of the Committee to act as chairman of the Committee. All members of the Committee shall serve for the term provided in the Bylaws. The role of the Committee shall be to assist the Board of Trustees of the Trust (the “Board”) in identifying and nominating individuals to serve as Independent Trustees of the Trust.

II.	COMMITTEE FUNCTIONS AND RESPONSIBILITIES

The Committee shall identify and recommend to the Independent Trustees candidates to serve as Independent Trustees, including those to be elected by the Shareholders or appointed by the Board to fill vacancies. For this purpose, the Committee shall canvas, recruit, interview and solicit candidates to serve as Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership in light of their background, knowledge and experience, in order to assure that the Board as a whole represents a proper mix of backgrounds and relevant skill sets. The Committee shall also determine whether each such candidate qualifies as not being an “interested person” of the Trust in terms of both the letter and spirit of the 1940 Act, rules and regulations of the Securities and Exchange Commission (“SEC”) adopted under said Act, and any other applicable standards of independence. Among other things, this determination requires the Committee to find the candidates to be independent from the investment advisers, principal underwriters and other principal service providers for the Trust. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act or the rules and regulations thereunder that might impair independence, (e.g., business, financial or family relationships with investment advisers, principal underwriters or other service providers). Finally, the Committee shall consider the willingness and ability of each such candidate to devote the time and attention needed to perform the functions of an Independent Trustee.

i.	The Committee also shall evaluate and report to the Board concerning the qualifications of candidates to serve as “interested” Trustees of the Funds.

ii.	The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the SEC regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

iii.	The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in a timely fashion in writing and addressed to the Committee at the applicable Trust’s offices. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

III.	COMMITTEE PROCEDURES

a.    Meetings

i.	The Committee shall meet as needed in open or executive session.

ii.	The Committee may invite members of management, counsel to the Independent Trustees, Fund counsel, advisers and others to attend its meetings as it deems appropriate.

iii.	A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the applicable Trust’s Bylaws. The chairman, or a person designated by the chairman, shall take minutes of all meetings of the Committee, copies of which shall be furnished to the Board. In the event of any inconsistency between this Charter and a Trust’s organizational documents, the provisions of the Trust’s organizational documents shall govern.

b.    Reports to the Board

The Committee shall report its activities to the Board and make such recommendations as are called for under this Charter or as the Committee may otherwise deem necessary or appropriate.

c.    Resources

The Committee shall have the resources appropriate to discharge its responsibilities, including the authority to consult with counsel and to retain, at the Trust’s expense, such other experts or advisors as the Committee deems necessary or appropriate.

Adopted: December 2, 2014

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YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

VOTER PROFILE:

Voter ID: XXXXXXXX	Security ID: XXXXXXXX
Shares to Vote: XXXXXXXX	Household ID: XXXXXXXXXX

**please call the phone number to the right for more information

VOTER CONTROL NUMBER: XXXX XXXX XXXX

VOTE REGISTERED TO:

NAME

ADDRESS

CITY, STATE, ZIP CODE

 PROXY CARD

BY INTERNET:

BY PHONE:

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abrdn ETFs

Proxy for a Special Meeting of Shareholders to be Held on October 27, 2022

The undersigned hereby appoints Alan Goodson, Megan Kennedy, Andrew Kim and Robert Hepp, and each of them separately, as proxies of the undersigned, each with the power to appoint his or her substitute, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the Special Meeting of Shareholders (the “Special Meeting”) of abrdn Bloomberg All Commodity Strategy K-1 Free ETF, abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF and abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF (each, a “Fund” and collectively, the “Funds”), each a series of abrdn ETFs, a Delaware statutory trust (“the Trust”), scheduled to be held at the offices of abrdn ETFs Advisors LLC, the investment adviser to the Funds, 1900 Market Street, Suite 200, Philadelphia, PA 19103 on October 27, 2022 at 10:30 a.m. Eastern Time, and for any adjournment or postponement thereof, to vote, as designated on the reverse side, all shares of the Funds held by the undersigned at the close of business on September 1, 2022, and in their discretion on any other matters which may properly come before the Special Meeting, and at any and all adjournments and postponements thereof. Capitalized terms used without definition have the meanings given to them in the accompanying proxy statement. The undersigned hereby revokes any prior proxy to vote at such Special Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to be held on October 27, 2022. The proxy statement for this Special Meeting is available at: https://vote.proxyonline.com/aberdeen/docs/abrdnetfs2022.pdf

DO YOU HAVE ANY QUESTIONS: If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free (866) 751-6313. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

[Type text]

abrdn ETFs	PROXY CARD

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY, If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. If this Proxy Ballot is executed but no instructions is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the Proposal at the Special Meeting, and at any and all adjournments and postponements thereof. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting, and at any and all adjournments and postponements thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL:	FOR ALL	WITHHOLD ALL	*FOR ALL EXCEPT

1.   To elect two Trustees to the Board of Trustees of the Trust:

1)      Rose DiMartino

2)      Christopher Demetriou

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the “FOR ALL EXCEPT” box and write the name(s) or number(s) of the excluded nominee(s) below:

_____________________________________________________________

	O	O	O

THANK YOU FOR CASTING YOUR VOTE